Brookline Bancorp Announces Third Quarter Results

Net Income Up 8.6% to $12.9 million, EPS of $0.18

BOSTON, Oct. 21, 2015 /PRNewswire/ -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the "Company") today announced net income of $12.9 million, or $0.18 per basic and diluted share, for the third quarter of 2015, compared to $11.9 million, or $0.17 per basic and diluted share, for the second quarter of 2015.

Paul Perrault, President and Chief Executive Officer of the Company, stated: "We are pleased to report another strong quarter to our stockholders. The Company continues to have broad-based loan growth, solid returns and strong asset quality. Brookline Bancorp continues to execute on its strategy of high performance for both customers and stockholders."

BALANCE SHEET

Total assets of $5.8 billion at September 30, 2015 increased $56.6 million from June 30, 2015, and increased $38.6 million from December 31, 2014. The increase in total assets of 3.9 percent on an annualized basis during the third quarter of 2015 was primarily driven by increases in loans and leases, partly offset by decreases in cash and cash equivalents. The Company completed its effort to deploy excess liquidity generated by the sale of indirect automobile loans in March 2015. At September 30, 2015, total loans and leases were $4.8 billion, representing an increase of $99.6 million from June 30, 2015, and an increase of $6.5 million from December 31, 2014. During the third quarter of 2015, total loans and leases grew 8.4 percent on an annualized basis. Strong loan growth continued in the total commercial real estate and commercial loan and lease portfolios, which increased $90.4 million during the third quarter of 2015, or 9.5 percent on an annualized basis.

Cash, cash equivalents, and investment securities at September 30, 2015 decreased $46.0 million to $636.9 million, or 10.9 percent of total assets, as compared to $682.9 million, or 11.8 percent of total assets at June 30, 2015, and increased $22.9 million from $614.0 million, or 10.6 percent of total assets at December 31, 2014. The decrease during the third quarter of 2015 was primarily driven by the funding of loans.

Total deposits of $4.1 billion at September 30, 2015 increased $15.2 million from June 30, 2015 and increased $186.5 million from December 31, 2014. The increase during the third quarter of 2015 was primarily driven by an increase of $21.5 million in certificate of deposit accounts. Core deposits, which consist of demand checking, NOW, savings, and money market accounts, decreased slightly in the third quarter of 2015. The core deposit ratio also decreased slightly to 74.3 percent at September 30, 2015 from 74.7 percent at June 30, 2015 and from 76.1 percent at December 31, 2014. The average cost of deposits remained constant at 0.51 percent at September 30, 2015 and June 30, 2015.

Total borrowings at September 30, 2015 were $960.2 million, an increase of $22.6 million as compared to June 30, 2015. Total borrowings decreased $166.2 million as compared to December 31, 2014 as proceeds from the sale of indirect automobile loans were used to pay down short term borrowings.

The ratio of stockholders' equity to total assets was 11.36 percent at September 30, 2015, as compared to 11.30 percent at June 30, 2015 and 11.06% percent at December 31, 2014. The ratio of tangible stockholders' equity to tangible assets was 9.04 percent at September 30, 2015, as compared to 8.94 percent at June 30, 2015 and 8.68% percent at December 31, 2014.

NET INTEREST INCOME

Net interest income increased $1.4 million to $48.6 million during the third quarter of 2015 from the previous quarter. The net interest margin increased 5 basis points to 3.54 percent for the three months ended September 30, 2015. The increase in net interest income is a result of increased interest income from higher loan balances and an increase in dividend income from restricted equity securities.

PROVISION FOR LOAN AND LEASE LOSSES

The Company recorded a provision for loan and lease losses of $1.7 million for the quarter ended September 30, 2015, compared to $1.8 million from the previous quarter.

Net charge-offs increased $1.1 million to $1.6 million for the third quarter of 2015 from $0.5 million for the second quarter of 2015. The ratio of net charge-offs to average loans on an annualized basis increased to 13 basis points for the third quarter of 2015 from 4 basis points for the second quarter of 2015. The charge-offs on two relationships, both of which had specific reserves recorded in a prior period, contributed to the increase in net charge-offs for the third quarter.

The allowance for loan and lease losses represented 1.17 percent of total loans and leases at September 30, 2015, compared to 1.19 percent at June 30, 2015, and 1.11 percent at December 31, 2014. The allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases was 1.25 percent at September 30, 2015, compared to 1.27 percent at June 30, 2015 and 1.20 percent at December 31, 2014.

NON-INTEREST INCOME

Non-interest income of $4.8 million for the quarter ended September 30, 2015 remained consistent with the previous quarter.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended September 30, 2015 increased $0.8 million to $31.3 million from $30.5 million for the previous quarter.

PROVISION FOR INCOME TAXES

The effective tax rate decreased by 2.3 percentage points, from 36.2 percent for the quarter ended June 30, 2015 to 33.9 percent for the quarter ended September 30, 2015. The effective tax rate was 35.5 percent for the nine months ended September 30, 2015.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The return on average assets increased during the third quarter of 2015 to 0.89 percent at September 30, 2015 from 0.82 percent for the second quarter of 2015. The return on average tangible assets increased to 0.91 percent for the third quarter of 2015 from 0.85 percent for the second quarter of 2015.

The return on average stockholders' equity increased during the third quarter of 2015 to 7.81 percent from 7.24 percent for the second quarter of 2015. The return on average tangible stockholders' equity increased to 10.11 percent for the third quarter of 2015 from 9.40 percent for the second quarter of 2015.

ASSET QUALITY

Nonperforming loans and leases decreased $3.7 million during the third quarter of 2015 to $19.7 million at September 30, 2015 from the previous quarter. The ratio of nonperforming loans and leases to total loans and leases decreased to 0.41 percent at September 30, 2015 from the previous quarter. Nonperforming assets also decreased $4.8 million during the third quarter of 2015 to $21.0 million, or 0.36 percent of total assets, at September 30, 2015.

DIVIDEND DECLARED

The Company's Board of Directors approved a dividend of $0.09 per share. The dividend will be paid on November 20, 2015 to stockholders of record on November 6, 2015.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Standard Time on Thursday, October 22, 2015 to discuss the results for the quarter, business highlights and outlook. The call can be accessed by dialing 877-504-4120 (United States) or 412-902-6650 (internationally). A recorded playback of the call will be available for one week following the call at 877-344-7529 (United States) or 412-317-0088 (internationally). The passcode for the playback is 10073581. The call will be available live and in a recorded version on the Company's website under "Investor Relations" at www.brooklinebancorp.com.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with approximately $5.8 billion in assets and branch locations in Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and First Ipswich Bank. The Company provides commercial and retail banking services and cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com, and www.firstipswich.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company's Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission ("SEC"). The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as the allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases, tangible book value per common share, tangible stockholders' equity to tangible assets, return on average tangible assets and return on average tangible stockholders' equity. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

Contact:
Carl M. Carlson
Brookline Bancorp, Inc.
Chief Financial Officer and Treasurer
(617) 425-5331
ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
	(Dollars In Thousands Except Share Data)
Earnings Data:
Net interest income	$48,587	$47,172	$48,528	$47,576	$47,324
Provision for credit losses	1,755	1,913	2,263	1,724	2,034
Non-interest income*	4,784	4,867	4,470	4,541	6,189
Non-interest expense	31,270	30,452	31,326	32,455	31,914
Income before provision for income taxes*	20,346	19,674	19,409	17,938	19,565
Net income attributable to Brookline Bancorp, Inc.*	12,888	11,865	11,703	10,875	11,740

Performance Ratios:
Net interest margin (1)	3.54%	3.49%	3.57%	3.49%	3.53%
Interest-rate spread (1)	3.41%	3.32%	3.36%	3.37%	3.43%
Return on average assets*	0.89%	0.82%	0.80%	0.76%	0.83%
Return on average tangible assets (non-GAAP)*	0.91%	0.85%	0.82%	0.78%	0.85%
Return on average stockholders' equity*	7.81%	7.24%	7.22%	6.79%	7.41%
Return on average tangible stockholders' equity (non-GAAP)*	10.11%	9.40%	9.41%	8.90%	9.77%
Efficiency ratio*	58.59%	58.52%	59.11%	62.27%	59.64%

Per Common Share Data:
Net income — Basic*	$0.18	$0.17	$0.17	$0.16	$0.17
Net income — Diluted*	0.18	0.17	0.17	0.16	0.17
Cash dividends declared	0.090	0.090	0.085	0.085	0.085
Book value per share (end of period)*	9.45	9.33	9.30	9.16	9.05
Tangible book value per share (end of period) (non-GAAP)*	7.33	7.19	7.15	7.00	6.87
Stock price (end of period)	10.14	11.29	10.05	10.03	8.55

Balance Sheet:
Total assets*	$5,839,529	$5,782,934	$5,755,146	$5,800,948	$5,718,944
Total loans and leases	4,829,152	4,729,581	4,634,594	4,822,607	4,736,028
Total deposits	4,144,577	4,129,408	4,114,795	3,958,106	3,889,204
Brookline Bancorp, Inc. stockholders' equity*	663,468	653,516	651,319	641,818	633,379

Asset Quality:
Nonperforming assets	$21,025	$25,874	$24,757	$15,170	$19,785
Nonperforming assets as a percentage of total assets*	0.36%	0.45%	0.43%	0.26%	0.35%
Allowance for loan and lease losses	$56,472	$56,398	$55,106	$53,659	$52,822
Allowance for loan and lease losses as a percentage of total loans and leases	1.17%	1.19%	1.19%	1.11%	1.12%
Net loan and lease charge-offs	$1,599	$501	$854	$874	$793
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.13%	0.04%	0.07%	0.07%	0.07%

Capital Ratios:
Stockholders' equity to total assets*	11.36%	11.30%	11.32%	11.06%	11.08%
Tangible stockholders' equity to tangible assets (non-GAAP)*	9.04%	8.94%	8.93%	8.68%	8.64%

(1) Calculated on a fully tax-equivalent basis.

(*) Previously reported amounts prior to January 1, 2015 have been restated to reflect a retrospective change in accounting principle for investments in qualified affordable housing projects, in accordance with ASU 2014-01.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$27,299	$43,363	$35,118	$36,893	$37,237
Short-term investments	19,745	48,513	162,003	25,830	50,901
Total cash and cash equivalents	47,044	91,876	197,121	62,723	88,138
Investment securities available-for-sale	526,764	530,476	565,115	550,761	527,516
Investment securities held-to-maturity	63,097	60,511	500	500	500
Total investment securities	589,861	590,987	565,615	551,261	528,016
Loans and leases held-for-sale	10,992	12,482	787	1,537	464
Loans and leases:
Commercial real estate loans:
Commercial real estate mortgage	1,810,550	1,758,281	1,714,140	1,680,082	1,610,592
Multi-family mortgage	614,560	627,571	652,500	639,706	630,852
Construction	138,261	127,506	134,247	148,013	161,279
Total commercial real estate loans	2,563,371	2,513,358	2,500,887	2,467,801	2,402,723
Commercial loans and leases:
Commercial	580,711	578,548	560,344	514,077	495,712
Equipment financing	684,331	648,447	614,301	601,424	576,541
Condominium association	57,562	55,185	52,707	51,593	49,600
Total commercial loans and leases	1,322,604	1,282,180	1,227,352	1,167,094	1,121,853
Indirect automobile loans	16,294	19,377	23,335	316,987	353,263
Consumer loans:
Residential mortgage	606,063	603,073	578,994	571,920	570,128
Home equity	308,371	299,396	292,198	287,058	274,762
Other consumer	12,449	12,197	11,828	11,747	13,299
Total consumer loans	926,883	914,666	883,020	870,725	858,189
Total loans and leases	4,829,152	4,729,581	4,634,594	4,822,607	4,736,028
Allowance for loan and lease losses	(56,472)	(56,398)	(55,106)	(53,659)	(52,822)
Net loans and leases	4,772,680	4,673,183	4,579,488	4,768,948	4,683,206
Restricted equity securities	75,553	75,553	74,804	74,804	74,804
Premises and equipment, net of accumulated depreciation	77,472	77,892	79,252	80,619	81,479
Deferred tax asset	25,730	28,466	25,834	27,687	29,168
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net of accumulated amortization	11,357	12,082	12,806	13,544	14,371
Other real estate owned and repossessed assets	1,301	2,412	2,023	1,456	2,463
Other assets*	89,649	80,111	79,526	80,479	78,945
Total assets*	$5,839,529	$5,782,934	$5,755,146	$5,800,948	$5,718,944
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest-bearing deposits:
Demand checking accounts	$785,210	$783,331	$729,932	$726,118	$705,604
Interest-bearing deposits:
NOW accounts	254,767	247,172	237,200	235,063	220,766
Savings accounts	500,104	532,184	571,030	531,727	532,790
Money market accounts	1,540,104	1,523,798	1,525,053	1,518,490	1,522,612
Certificate of deposit accounts	1,064,392	1,042,923	1,051,580	946,708	907,432
Total interest-bearing deposits	3,359,367	3,346,077	3,384,863	3,231,988	3,183,600
Total deposits	4,144,577	4,129,408	4,114,795	3,958,106	3,889,204
Borrowed funds:
Advances from the FHLBB	848,913	823,452	806,491	1,004,026	1,027,211
Subordinated debentures and notes	82,873	82,850	82,806	82,763	82,763
Other borrowed funds	28,434	31,346	35,628	39,615	22,891
Total borrowed funds	960,220	937,648	924,925	1,126,404	1,132,865
Mortgagors' escrow accounts	7,996	7,494	8,414	8,501	8,757
Accrued expenses and other liabilities	57,996	49,792	51,046	61,332	50,430
Total liabilities	5,170,789	5,124,342	5,099,180	5,154,343	5,081,256
Stockholders' equity:
Brookline Bancorp, Inc. stockholders' equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 75,744,445 shares issued	757	757	757	757	757
Additional paid-in capital	616,252	618,044	617,845	617,475	616,997
Retained earnings, partially restricted*	102,684	96,128	90,589	84,860	79,959
Accumulated other comprehensive income (loss)	1,191	(1,775)	1,747	(1,622)	(4,681)
Treasury stock, at cost;
4,861,085 shares, 5,048,525 shares, 5,042,238 shares, 5,040,571 shares, and 5,035,956 shares, respectively	(56,202)	(58,372)	(58,301)	(58,282)	(58,228)
Unallocated common stock held by the Employee Stock Ownership Plan;
222,645 shares, 232,224 shares, 241,803 shares, 251,382 shares, and 261,453 shares respectively	(1,214)	(1,266)	(1,318)	(1,370)	(1,425)
Total Brookline Bancorp, Inc. stockholders' equity*	663,468	653,516	651,319	641,818	633,379
Noncontrolling interest in subsidiary	5,272	5,076	4,647	4,787	4,309
Total stockholders' equity*	668,740	658,592	655,966	646,605	637,688
Total liabilities and stockholders' equity*	$5,839,529	$5,782,934	$5,755,146	$5,800,948	$5,718,944

(*) Previously reported amounts prior to January 1, 2015 have been restated to reflect a retrospective change in accounting principle for investments in qualified affordable housing projects, in accordance with ASU 2014-01.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)
	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$52,725	$51,684	$53,381	$52,637	$51,769
Debt securities	2,866	2,931	2,683	2,596	2,312
Marketable and restricted equity securities	1,079	491	524	564	520
Short-term investments	17	60	21	29	15
Total interest and dividend income	56,687	55,166	56,609	55,826	54,616
Interest expense:
Deposits	4,326	4,296	4,304	4,320	4,248
Borrowed funds	3,774	3,698	3,777	3,930	3,044
Total interest expense	8,100	7,994	8,081	8,250	7,292
Net interest income	48,587	47,172	48,528	47,576	47,324
Provision for credit losses	1,755	1,913	2,263	1,724	2,034
Net interest income after provision for credit losses	46,832	45,259	46,265	45,852	45,290
Non-interest income:
Deposit fees	2,261	2,195	2,066	2,177	2,352
Loan fees	205	271	342	286	227
Loan level derivative income, net	900	941	—	562	322
Gain/(loss) on sales of securities, net	—	—	—	78	—
Gain on sales of loans and leases held-for-sale	446	279	869	368	564
(Loss)/gain on sale/disposals of premises and equipment, net	—	—	—	—	(2)
Litigation settlement	—	—	—	—	1,412
Other	972	1,181	1,193	1,070	1,314
Total non-interest income*	4,784	4,867	4,470	4,541	6,189
Non-interest expense:
Compensation and employee benefits	17,875	17,085	17,524	18,216	18,258
Occupancy	3,535	3,437	3,472	3,401	3,334
Equipment and data processing	3,600	3,680	4,020	4,102	4,193
Professional services	984	1,163	1,094	1,159	991
FDIC insurance	929	831	867	782	873
Advertising and marketing	878	823	748	872	745
Amortization of identified intangible assets	725	724	738	827	828
Other	2,744	2,709	2,863	3,096	2,692
Total non-interest expense	31,270	30,452	31,326	32,455	31,914
Income before provision for income taxes*	20,346	19,674	19,409	17,938	19,565
Provision for income taxes*	6,897	7,115	7,104	6,586	7,163
Net income before noncontrolling interest in subsidiary*	13,449	12,559	12,305	11,352	12,402
Less net income attributable to noncontrolling interest in subsidiary	561	694	602	477	662
Net income attributable to Brookline Bancorp, Inc.*	$12,888	$11,865	$11,703	$10,875	$11,740
Earnings per common share:*
Basic	$0.18	$0.17	$0.17	$0.16	$0.17
Diluted	$0.18	$0.17	$0.17	$0.16	$0.17
Weighted average common shares outstanding during the period:
Basic	70,129,056	70,049,829	70,036,090	70,024,495	69,989,909
Diluted	70,240,020	70,215,850	70,164,105	70,130,243	70,088,987
Dividends declared per common share	$0.090	$0.090	$0.085	$0.085	$0.085

(*) Previously reported amounts prior to January 1, 2015 have been restated to reflect a retrospective change in accounting principle for investments in qualified affordable housing projects, in accordance with ASU 2014-01.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Nine Months Ended September 30,
	2015	2014
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$157,790	$154,144
Debt securities	8,480	6,931
Marketable and restricted equity securities	2,094	1,508
Short-term investments	98	73
Total interest and dividend income	168,462	162,656
Interest expense:
Deposits	12,926	12,740
Borrowed funds	11,249	8,424
Total interest expense	24,175	21,164
Net interest income	144,287	141,492
Provision for credit losses	5,931	6,753
Net interest income after provision for credit losses	138,356	134,739
Non-interest income:
Deposit Fees	6,522	6,515
Loan Fees	818	724
Loan level derivative income, net	1,841	384
Loss on sales of securities, net	—	(13)
Gain on sales of loans and leases held-for-sale	1,594	1,283
Gain on sale/disposals of premises and equipment, net	—	1,502
Other	3,346	5,244
Total non-interest income*	14,121	15,639
Non-interest expense:
Compensation and employee benefits	52,484	53,585
Occupancy	10,444	10,893
Equipment and data processing	11,300	12,918
Professional services	3,241	4,198
FDIC insurance	2,627	2,580
Advertising and marketing	2,449	2,186
Amortization of identified intangible assets	2,187	2,516
Other	8,316	7,829
Total non-interest expense	93,048	96,705
Income before provision for income taxes*	59,429	53,673
Provision for income taxes*	21,116	19,700
Net income before noncontrolling interest in subsidiary*	38,313	33,973
Less net income attributable to noncontrolling interest in subsidiary	1,857	1,560
Net income attributable to Brookline Bancorp, Inc.*	$36,456	$32,413
Earnings per common share:
Basic	$0.52	$0.46
Diluted	$0.52	$0.46
Weighted average common shares outstanding during the period:
Basic	70,071,999	69,918,248
Diluted	70,207,983	70,029,383
Dividends declared per common share	$0.265	$0.255

(*) Previously reported amounts prior to January 1, 2015 have been restated to reflect a retrospective change in accounting principle for investments in qualified affordable housing projects, in accordance with ASU 2014-01.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$3,155	$3,174	$3,250	$1,009	$3,174
Multi-family mortgage	309	309	—	—	299
Total commercial real estate loans	3,464	3,483	3,250	1,009	3,473

Commercial	8,326	12,316	12,039	5,196	6,071
Equipment financing	2,896	2,639	2,321	3,223	2,756
Total commercial loans and leases	11,222	14,955	14,360	8,419	8,827

Indirect automobile loans	629	417	468	645	474

Residential mortgage	2,539	2,421	2,632	1,682	2,636
Home equity	1,818	2,144	1,979	1,918	1,865
Other consumer	52	42	45	41	47
Total consumer loans	4,409	4,607	4,656	3,641	4,548

Total nonaccrual loans and leases	19,724	23,462	22,734	13,714	17,322

Other real estate owned	1,149	1,676	1,043	953	1,536
Other repossessed assets	152	736	980	503	927
Total nonperforming assets	$21,025	$25,874	$24,757	$15,170	$19,785

Loans and leases past due greater than 90 days and still accruing	$8,792	$10,220	$8,061	$6,008	$3,919

Troubled debt restructurings on accrual	17,746	14,205	14,184	14,815	15,174
Troubled debt restructurings on nonaccrual	5,960	5,981	6,126	5,625	5,609
Total troubled debt restructurings	$23,706	$20,186	$20,310	$20,440	$20,783

Nonperforming loans and leases as a percentage of total loans and leases	0.41%	0.50%	0.49%	0.28%	0.37%
Nonperforming assets as a percentage of total assets*	0.36%	0.45%	0.43%	0.26%	0.35%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$56,398	$55,106	$53,659	$52,822	$51,686
Charge-offs	(1,931)	(1,029)	(1,665)	(1,068)	(1,136)
Recoveries	332	528	811	194	343
Net charge-offs	(1,599)	(501)	(854)	(874)	(793)
Provision for loan and lease losses	1,673	1,793	2,301	1,711	1,929
Allowance for loan and lease losses at end of period	$56,472	$56,398	$55,106	$53,659	$52,822

Allowance for loan and lease losses as a percentage of total loans and leases	1.17%	1.19%	1.19%	1.11%	1.12%
Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases (non-GAAP)	1.25%	1.27%	1.28%	1.20%	1.26%

NET CHARGE-OFFS:
Commercial real estate loans	$—	$162	$388	$62	$64
Commercial loans and leases	1,276	151	238	480	348
Indirect automobile loans	117	(13)	239	281	208
Consumer loans	206	201	(11)	51	173
Total net charge-offs	$1,599	$501	$854	$874	$793

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.13%	0.04%	0.07%	0.07%	0.07%

(*) Previously reported amounts prior to January 1, 2015 have been restated to reflect a retrospective change in accounting principle for investments in qualified affordable housing projects, in accordance with ASU 2014-01.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	September 30, 2015			June 30, 2015			September 30, 2014
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$587,804	$2,904	1.98%	$591,120	$2,941	1.99%	$522,911	$2,312	1.77%
Marketable and restricted equity securities (2)	76,530	1,111	5.81%	76,332	493	2.59%	74,977	521	2.78%
Short-term investments	36,163	17	0.19%	85,737	60	0.28%	42,421	15	0.14%
Total investments	700,497	4,032	2.30%	753,189	3,494	1.86%	640,309	2,848	1.78%
Loans and Leases:
Commercial real estate loans (3)	2,531,729	26,739	4.22%	2,505,925	26,391	4.21%	2,357,921	25,984	4.37%
Commercial loans (3)	636,756	6,570	4.05%	639,609	6,394	3.96%	544,440	5,458	3.94%
Equipment financing (3)	664,010	11,300	6.81%	627,032	10,793	6.89%	563,918	9,664	6.84%
Indirect automobile loans (3)	17,872	182	4.05%	21,171	218	4.13%	371,123	2,929	3.13%
Residential mortgage loans (3)	613,678	5,437	3.54%	589,171	5,260	3.57%	570,505	5,087	3.54%
Other consumer loans (3)	315,402	2,707	3.40%	308,932	2,838	3.68%	284,206	2,818	3.93%
Total loans and leases	4,779,447	52,935	4.43%	4,691,840	51,894	4.42%	4,692,113	51,940	4.43%
Total interest-earning assets	5,479,944	56,967	4.16%	5,445,029	55,388	4.07%	5,332,422	54,788	4.11%
Allowance for loan and lease losses	(56,833)			(55,427)			(52,423)
Non-interest-earning assets*	367,358			373,018			374,793
Total assets*	$5,790,469			$5,762,620			$5,654,792

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$246,163	44	0.07%	$248,786	45	0.07%	$219,811	43	0.08%
Savings accounts	516,877	257	0.20%	554,618	263	0.19%	513,912	299	0.23%
Money market accounts	1,550,477	1,664	0.43%	1,544,877	1,693	0.44%	1,534,552	1,957	0.51%
Certificates of deposit	1,043,418	2,361	0.90%	1,049,297	2,295	0.88%	900,751	1,949	0.86%
Total interest-bearing deposits	3,356,935	4,326	0.51%	3,397,578	4,296	0.51%	3,169,026	4,248	0.53%
Borrowings
Advances from the FHLBB	801,379	2,495	1.22%	782,434	2,415	1.22%	1,036,190	2,740	1.03%
Subordinated debentures and notes	82,866	1,251	6.04%	82,827	1,250	6.03%	21,257	292	5.49%
Other borrowed funds	32,134	28	0.34%	34,546	33	0.39%	25,385	12	0.18%
Total borrowings	916,379	3,774	1.61%	899,807	3,698	1.63%	1,082,832	3,044	1.10%
Total interest-bearing liabilities	4,273,314	8,100	0.75%	4,297,385	7,994	0.75%	4,251,858	7,292	0.68%
Non-interest-bearing liabilities:
Demand checking accounts	793,785			750,827			717,239
Other non-interest-bearing liabilities	58,414			54,352			48,236
Total liabilities	5,125,513			5,102,564			5,017,333
Brookline Bancorp, Inc. stockholders' equity*	659,761			655,223			633,406
Noncontrolling interest in subsidiary	5,195			4,833			4,053
Total liabilities and equity*	$5,790,469			$5,762,620			$5,654,792
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		48,867	3.41%		47,394	3.32%		47,496	3.43%
Less adjustment of tax-exempt income		280			222			172
Net interest income		$48,587			$47,172			$47,324
Net interest margin (5)			3.54%			3.49%			3.53%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

(*) Previously reported amounts prior to January 1, 2015 have been restated to reflect a retrospective change in accounting principle for investments in qualified affordable housing projects, in accordance with ASU 2014-01.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Nine Months Ended
	September 30, 2015			September 30, 2014
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$577,967	$8,529	1.97%	$517,091	$6,935	1.79%
Marketable and restricted equity securities (2)	76,218	2,126	3.72%	70,809	1,515	2.85%
Short-term investments	57,197	98	0.23%	41,689	73	0.23%
Total investments	711,382	10,753	2.02%	629,589	8,523	1.80%
Loans and Leases:
Commercial real estate loans (3)	2,504,739	79,375	4.23%	2,291,952	77,081	4.46%
Commercial loans (3)	629,115	19,471	4.09%	507,612	15,397	4.01%
Equipment financing (3)	634,310	32,637	6.86%	543,691	29,856	7.33%
Indirect automobile loans (3)	106,210	2,542	3.20%	376,765	9,225	3.27%
Residential mortgage loans (3)	593,371	16,005	3.60%	545,275	14,814	3.63%
Other consumer loans (3)	307,878	8,373	3.63%	276,466	8,230	3.98%
Total loans and leases	4,775,623	158,403	4.42%	4,541,761	154,603	4.54%
Total interest-earning assets	5,487,005	169,156	4.11%	5,171,350	163,126	4.21%
Allowance for loan and lease losses	(55,536)			(50,785)
Non-interest-earning assets*	370,038			367,824
Total assets*	$5,801,507			$5,488,389

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$244,253	132	0.07%	$217,168	126	0.08%
Savings accounts	537,606	793	0.20%	515,433	905	0.23%
Money market accounts	1,544,085	5,173	0.45%	1,523,269	5,852	0.51%
Certificates of deposit	1,042,111	6,828	0.88%	909,647	5,857	0.86%
Total interest-bearing deposits	3,368,055	12,926	0.51%	3,165,517	12,740	0.54%
Borrowings
Advances from the FHLBB	841,196	7,414	1.16%	911,748	7,873	1.14%
Subordinated debentures and notes	82,826	3,749	6.03%	13,249	490	4.93%
Other borrowed funds	34,808	86	0.33%	26,849	61	0.30%
Total borrowings	958,830	11,249	1.55%	951,846	8,424	1.17%
Total interest-bearing liabilities	4,326,885	24,175	0.75%	4,117,363	21,164	0.69%
Non-interest-bearing liabilities:
Demand checking accounts	757,811			694,272
Other non-interest-bearing liabilities	57,328			44,858
Total liabilities	5,142,024			4,856,493
Brookline Bancorp, Inc. stockholders' equity*	654,596			627,750
Noncontrolling interest in subsidiary	4,887			4,146
Total liabilities and equity*	$5,801,507			$5,488,389
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		144,981	3.36%		141,962	3.52%
Less adjustment of tax-exempt income		694			470
Net interest income		$144,287			$141,492
Net interest margin (5)			3.53%			3.67%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

(*) Previously reported amounts prior to January 1, 2015 have been restated to reflect a retrospective change in accounting principle for investments in qualified affordable housing projects, in accordance with ASU 2014-01.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)

	At and for the Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
	(Dollars in Thousands)

Net income, as reported*	$12,888	$11,865	$11,703	$10,875	$11,740

Average total assets*	$5,790,469	$5,762,620	$5,852,114	$5,757,715	$5,654,792
Less: Average goodwill and average identified intangible assets, net	149,669	150,385	151,125	151,932	152,755
Average tangible assets*	$5,640,800	$5,612,235	$5,700,989	$5,605,783	$5,502,037

Return on average tangible assets (annualized)*	0.91%	0.85%	0.82%	0.78%	0.85%

Average total stockholders' equity*	$659,761	$655,223	$648,683	$640,706	$633,406
Less: Average goodwill and average identified intangible assets, net	149,669	150,385	151,125	151,932	152,755
Average tangible stockholders' equity*	$510,092	$504,838	$497,558	$488,774	$480,651

Return on average tangible stockholders' equity (annualized)*	10.11%	9.40%	9.41%	8.90%	9.77%

Brookline Bancorp, Inc. stockholders' equity*	$663,468	$653,516	$651,319	$641,818	$633,379
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	11,357	12,082	12,806	13,544	14,371
Tangible stockholders' equity*	$514,221	$503,544	$500,623	$490,384	$481,118

Total assets*	$5,839,529	$5,782,934	$5,755,146	$5,800,948	$5,718,944
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	11,357	12,082	12,806	13,544	14,371
Tangible assets*	$5,690,282	$5,632,962	$5,604,450	$5,649,514	$5,566,683

Tangible stockholders' equity to tangible assets*	9.04%	8.94%	8.93%	8.68%	8.64%

Tangible stockholders' equity*	$514,221	$503,544	$500,623	$490,384	$481,118

Number of common shares issued	75,744,445	75,744,445	75,744,445	75,744,445	75,744,445
Less:
Treasury shares	4,861,085	5,048,525	5,042,238	5,040,571	5,035,956
Unallocated ESOP shares	222,645	232,224	241,803	251,382	261,453
Unvested restricted shares	486,999	406,566	418,035	419,702	427,952
Number of common shares outstanding	70,173,716	70,057,130	70,042,369	70,032,790	70,019,084

Tangible book value per common share*	$7.33	$7.19	$7.15	$7.00	$6.87

Allowance for loan and lease losses	$56,472	$56,398	$55,106	$53,659	$52,822
Less:
Allowance for acquired loans and leases losses	2,048	2,655	2,911	2,848	1,933
Allowance for originated loan and lease losses	$54,424	$53,743	$52,195	$50,811	$50,889

Total loans and leases	$4,829,152	$4,729,581	$4,634,594	$4,822,607	$4,736,028
Less:
Total acquired loans and leases	457,922	509,028	561,103	590,654	709,404
Total originated loans and leases	$4,371,230	$4,220,553	$4,073,491	$4,231,953	$4,026,624

Allowance for loan and lease losses related to originated loans and leases as a percentageof originated loans and leases	1.25%	1.27%	1.28%	1.20%	1.26%

(*) Previously reported amounts January 1, 2015 have been restated to reflect a retrospective change in accounting principle for investments in qualified affordable housing projects, in accordance with ASU 2014-01.

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